UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): April 14, 2004
                                                  --------------


                   ENNIS BUSINESS FORMS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                   1-5807            75-0256410
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(State or other Jurisdiction (Commission     (I. R. S. Employer
     of incorporation)       File Number)    Identification No.)



   1510 N. Hampton Suite 300, DeSoto, Texas              75115
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   (Address of principal executive offices)          (Zip Code)



                        (972) 228-7801
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      (Registrant's telephone number, including area code)

                          No Change
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  (Former name or former address, if changed since last report)




Item 7.   Financial Statements and Exhibits
          -------------------------------------
      (c) Exhibits

          99 Press release dated April 14, 2004, announcing year end operating results.

Item 9.   Regulation FD Disclosure; and
          -----------------------------

Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

          The following information is furnished pursuant to Item
          9, "Regulation FD Disclosure", and Item 12, "Disclosure of Results of Operations and Financial Condition."

          On April 14, 2004, Ennis Business Forms, Inc. issued a press release announcing its year end operating results. A copy of the press release is filed as
          Exhibit 99 hereto and is incorporated herein by reference.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS BUSINESS FORMS, INC.



Date:  April 15, 2004           /s/ Harve Cathey
       --------------           --------------------------------
                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary,
                                Principal Financial and
                                Accounting Officer